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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 12, 2004 (July 7, 2004)
                                                   ----------------------------


                              BOB EVANS FARMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                       0-1667                31-4421866
            --------                       ------                ----------
  (State or other jurisdiction          (Commission             (IRS Employer
of incorporation or organization)       File Number)         Identification No.)



                  3776 South High Street, Columbus, Ohio 43207
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               (Address of principal executive offices) (Zip Code)

                                 (614) 491-2225
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)





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Item 2. Acquisition or Disposition of Assets

         On July 7, 2004, Mimi's Cafe, LLC, a newly formed Delaware limited liability company and wholly-owned subsidiary of Bob Evans Farms, Inc. (the "Company"), acquired all of the issued and outstanding common stock of SWH Corporation, a California corporation ("SWH"), in a privately-negotiated transaction (the "Acquisition"). SWH owns and operates 81 Mimi's Cafe casual restaurants, primarily in California and other western states. The Company does not have any present intention to devote any material amount of SWH's assets to purposes other than the ownership and operation of Mimi's Cafe restaurants.

         The purchase price for the Acquisition was approximately $103 million in cash plus the assumption of approximately $79 million of SWH's outstanding indebtedness. The purchase price was based on an estimated enterprise value of SWH. The purchase price is subject to a post-closing adjustment based on an audit of SWH's balance sheet and working capital as of the closing date. The purchase price will be adjusted dollar-for-dollar in the event that the actual working capital of SWH as of the closing date differs from the estimated closing working capital. Under the terms of an Escrow Agreement, dated as of July 7, 2004, among the Company, Mimi's Cafe, LLC, the representative of the sellers and US Bank National Association, as escrow agent (the "Escrow Agreement"), $3 million of the purchase price was placed into escrow to provide a source of funds in the event that the closing working capital amount is less than the estimated closing working capital amount.

         The Stock Purchase Agreement, dated as of June 11, 2004, among SWH, the equity holders of SWH, the representative of the sellers and the Company, includes various customary representations and warranties of the parties for transactions of this type and contains customary, limited carve-outs for materiality, knowledge and disclosed information as well as indemnification obligations. However, with certain exceptions, indemnification claims against the sellers must aggregate $1.25 million before claims can be made and then the sellers will only be liable for the excess over such amount. Additionally, the sellers' aggregate maximum exposure to liability pursuant to their indemnification obligations is $20 million and no individual seller's liability shall exceed the portion of the purchase price received by such seller. Under the terms of the Escrow Agreement, $9,100,000 of the purchase price was placed into escrow in order to provide a source of funds for the sellers' indemnification obligations.

         In connection with the Acquisition, BEF Holding Co., Inc., a wholly-owned subsidiary of the Company ("BEF Holding") entered into a Loan Agreement, dated July 7, 2004, with National City Bank (the "Loan Agreement") to provide bridge financing in an aggregate principal amount of up to $200 million. BEF Holding borrowed approximately $183 million under the Loan Agreement to finance the Acquisition and its obligations are guaranteed by the Company and Mimi's Cafe, LLC. The bridge financing matures on August 13, 2004 and is expected to be refinanced on or about July 28, 2004 through a private placement by BEF Holding of $190 million of debt securities.


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Item 7. Financial Statements and Exhibits

         (a) Financial Statements of SWH Corporation

                  It is impracticable for the Company to provide the audited financial statements of SWH required by Item 7(a) at the time of this filing. The Company will file any required financial statements as soon as practicable under cover of Form 8-K/A but no later than September 20, 2004.

         (b) Pro Forma Financial Information

                  It is impracticable for the Company to provide the pro forma financial statements required by Item 7(b) at the time of this filing. The Company will file any required financial statements as soon as practicable under cover of Form 8-K/A but no later than September 20, 2004.

         (c) Exhibits

             Exhibit No.       Description
             -----------       -----------

                 2* Stock Purchase Agreement, dated as of June 11, 2004, among SWH Corporation, the Equity Holders of SWH Corporation and Bob Evans Farms, Inc.


                 4(a) Loan Agreement, dated July 7, 2004, between BEF Holding Co., Inc. and National City Bank

                 4(b) Guaranty of Payment, dated as of July 7, 2004, made by Bob Evans Farms, Inc. and Mimi's Cafe, LLC, in favor of National City Bank

                 4(c) Promissory Note, dated as of July 7, 2004, in the aggregate principal amount of $200,000,000, made by BEF Holding Co., Inc. in favor of National City Bank

                 10 Escrow Agreement, dated as of July 7, 2004, among Saunders Karp & Megrue LLC, Bob Evans Farms, Inc., Mimi's Cafe, LLC and U.S. Bank National Association, as Escrow Agent


                 * Schedules to the Stock Purchase Agreement have not been filed. The Company hereby agrees to furnish a copy of any omitted Schedule to the Securities and Exchange Commission upon its request.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BOB EVANS FARMS, INC.


Dated:  July 12, 2004                        By: /s/ Donald J. Radkoski
                                                -------------------------------
                                                Donald J. Radkoski
                                                Chief Financial Officer,
                                                Treasurer and Secretary




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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                               Dated July 12, 2004


Exhibit No.                                   Description
-----------                                   -----------

     2* Stock Purchase Agreement, dated as of June 11, 2004, among SWH Corporation, the Equity Holders of SWH Corporation and Bob Evans Farms, Inc.

     4(a) Loan Agreement, dated July 7, 2004, between BEF Holding Co., Inc. and National City Bank.

     4(b) Guaranty of Payment, dated as of July 7, 2004, made by Bob Evans Farms, Inc. and Mimi's Cafe, LLC, in favor of National City Bank

     4(c) Promissory Note, dated as of July 7, 2004, in the aggregate principal amount of $200,000,000, made by BEF Holding Co., Inc. in favor of National City Bank

    10 Escrow Agreement, dated as of July 7, 2004, among Saunders Karp & Megrue LLC, Bob Evans Farms, Inc., Mimi's Cafe, LLC and U.S. Bank National Association, as Escrow Agent



     * Schedules to the Stock Purchase Agreement have not been filed. The Company hereby agrees to furnish a copy of any omitted Schedule to the Securities and Exchange Commission upon its request.



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